THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d)
OF REGULATION   S-T

               SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549



                             FORM 8-K



      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 22, 1995


                         MULTIMEDIA, INC.
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)


                          South Carolina
           --------------------------------------------
          (State or other jurisdiction of incorporation)





        0-6265                               57-0173540
- - - - - ----------------------             -------------------------------
Commission File Number            (IRS Employer Identification No.)



305 South Main Street, Greenville, South Carolina         29601
- - - - - -------------------------------------------------       --------
    (Address of principal executive offices)            Zip Code





                            (803) 298-4373
        --------------------------------------------------
        Registrant's Telephone Number, Including Area Code
ITEM 5.   OTHER EVENTS.

On February 22, 1995, the Company announced that its Board of Directors has authorized management, together with Goldman, Sachs
& Co., to explore strategic alternatives to enhance shareholder value, including the sale of Multimedia, Inc., the spin-off of one or more of its businesses, a business combination or any similar transaction. Multimedia, Inc. said that no decision has been made to pursue any particular strategic alternative, and there can be no assurance that any transaction will result from the Company's exploration process.
                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        MULTIMEDIA, INC.



Dated: February 23, 1995      By: SIGNATURE APPEARS HERE
                              _________________________________
                              Robert E. Hamby, Jr.
                              Senior Vice President and
                              Chief Financial Officer




Dated: February 23, 1995      By: SIGNATURE APPEARS HERE
                              _________________________________
                              Frederick G. Lohman
                              Vice President-Controller